UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 29, 2005

ECC Capital Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32430	841642470
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1833 Alton Parkway, Irvine, California		92606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 856-8300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 29, 2005, the registrant and UBS Real Estate Securities Inc. extended the Termination Date for the UBS Warehouse Facility from July 30, 2005 to October 31, 2005. The Amended and Restated Committed Note Purchase and Security Agreement, dated as of December 3, 2004, by and among Encore SPV I, UBS Real Estate Securities Inc., as Purchaser, each Noteholder and UBS Real Estate Securities Inc., as agent, was filed as Exhibit 10.24 to the registrant’s Registration Statement on Form S-11 filed December 17, 2004, Registration No. 333-118253.

On August 3, 2005, the registrant, Encore Credit Corp., a direct wholly owned subsidiary of the registrant ("Encore"), Bravo Credit Corporation, an indirect wholly owned subsidiary of the registrant ("Bravo"), and Wachovia Bank, National Association ("Wachovia") entered into Amendment No. 1 to the Amended and Restated Master Repurchase Agreement ("Amendment No. 1"). The purpose of Amendment No. 1 was to amend the definition of "Maximum Aggregate Purchase Price" to mean an amount equal to $1 billion; provided that during the period commencing on August 3, 2005 and ending on August 31, 2005, such amount will be $300 million. The Maximum Aggregate Purchase Price will automatically increase to $1 billion after August 31, 2005. Amendment No. 1 is filed as Exhibit 10.1.

On August 3, 2005, the registrant, Encore, Bravo and Wachovia entered into a $1.2 billion Master Repurchase Agreement (the "Master Repurchase Agreement"). The Master Repurchase Agreement expires on August 31, 2005. The Master Repurchase Agreement is filed as Exhibit 10.2.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1 Amendment No. 1 to the Amended and Restated Master Repurchase Agreement, dated as of August 3, 2005, by and among ECC Capital Corporation, Encore Credit Corp., Bravo Credit Corporation and Wachovia Bank, National Association.

10.2 Master Repurchase Agreement, dated as of August 3, 2005, by and among ECC Capital Corporation, Encore Credit Corp., Bravo Credit Corporation and Wachovia Bank, National Association.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECC Capital Corporation

August 4, 2005	By:	Shahid S. Asghar

Name: Shahid S. Asghar
Title: President and Co-Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 1 to the Amended and Restated Master Repurchase Agreement, dated as of August 3, 2005, by and among ECC Capital Corporation, Encore Credit Corp., Bravo Credit Corporation and Wachovia Bank, National Association.
10.2	Master Repurchase Agreement, dated as of August 3, 2005, by and among ECC Capital Corporation, Encore Credit Corp., Bravo Credit Corporation and Wachovia Bank, National Association.